UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2010

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

The company’s 2010 Annual Meeting of Stockholders was held on May 4, 2010. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on three proposals: (1) to elect nine individuals to the company’s board of directors; (2) to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2010; and (3) a stockholder proposal to amend the company’s by-laws to change the required vote for approval of items of business at stockholder meetings. The stockholder proposal was included in the company’s proxy materials in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

Vote Results

Following are the vote results for each proposal submitted to a vote of the stockholders at the meeting:

(1)	Nine individuals nominated by the company’s board of directors for re-election to one-year terms expiring at the 2011 Annual Meeting of Stockholders were re-elected to the board, with no solicitations in opposition, as follows:

	Votes Cast
Nominee	For	Against	Abstain
Rick R. Holley	98,601,980	3,328,827	454,070
Robin Josephs	91,964,907	9,969,673	450,297
John G. McDonald	97,029,093	4,883,379	472,415
Robert B. McLeod	91,929,957	9,971,605	483,315
John F. Morgan, Sr.	98,590,611	3,341,387	452,879
Marc F. Racicot	98,345,503	3,554,138	485,237
John H. Scully	98,117,622	3,780,267	486,988
Stephen C. Tobias	91,278,892	10,629,057	476,929
Martin A. White	91,951,711	9,969,262	483,904

There were 36,530,431 broker non-votes. In accordance with the company’s by-laws, the broker non-votes had no effect on the outcome of the election of directors.

(2)	The proposal to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2010 was approved by the stockholders, with 137,020,418 votes “For” the proposal, 1,315,226 votes “Against” the proposal, 579,664 abstentions and no broker non-votes.

(3)	The stockholder proposal to amend the company’s by-laws to change the required vote for approval of items of business at stockholder meetings was not approved by the stockholders, with 18,014,059 votes “For” the proposal, 83,185,375 votes “Against” the proposal, 1,185,443 abstentions and 36,530,431 broker non-votes. In accordance with the company’s by-laws, the broker non-votes had no effect on the outcome of this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary

DATED: May 7, 2010